DEAN HELLER
Secretary of State
205 North Carson Street
Carson City, Nevada 88761-4299
(775) 684-5706 Website: secretaryofstate.bir

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5/20/04
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1. Name of Corporation: The Business Development Corporation of America
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2.  Resident Agent            James E. Martin
     Name and Street          Name
     Address:
                              670 Yukon,                  Elko,                   Nevada
                              ---------------------------------------------------------------------
                              Street Address City         State                   Zip Code

                              1708 Texas,                 Butte,         MT
                              Optional Mailing Address    City           State    Zip Code
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3.                            Shares: Number of Shares                                    Number of shares
                              With per value:  75,000,000       Par Value:  $.001         without part value  None
                                               ----------                   -----
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4.  Names & 1.                Tristan V. Stonger  Name
    Addresses
    of Board
      of                      8272 Strawtown Pike,   Bunker Hill, Indiana          46914
 Directors/Trustee             Street Address        City          State          Zip Code

                              2.

                              3.
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5. Purposes: The purpose of this Corporation shall be:

                              The development of new business
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6. Names, Addresses           Tristan V. Stonger                                /s/Tristan and Stronger
   Signatures of              ----------------------------------------          -------------------------------
   Incorporator               Name                                              Signature

                              8272 Strawtown Pike, Bunker Hill, Indiana             46914
                              Address                 City       State             Zip Code

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7. Certificate of
   Acceptance of              I hereby accept appointment as Resident Agent for the above-mentioned corporator
   Appointment of
   Resident Agent:            /s/ James E. Martin                                               5/20/04
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                              Authorized Signature of R.A. or On Behalf of R.A. Company            Date
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